LIBERTY TAX-MANAGED GROWTH FUND

                          Class A, B, C, E and F shares
                  Supplement to Prospectus dated March 1, 2001

The following changes are being made to the Prospectus under the section YOUR
ACCOUNT:

1. The last paragraph under the subcaption LIBERTY ADVANTAGE PLAN is revised in its entirety as follows:

Under each Plan, upon termination of the trust, the underlying trust shares (matured trust shares) automatically pass to the beneficiary. Prior to the termination date, a notice will be sent to the beneficiary notifying him or her of the impending termination date and the options available to the beneficiary, and requesting certain information, including the beneficiary's social security number. The beneficiary may be asked to sign and return a Form W-9. If not redeemed at this time by the beneficiary, Class E shares and Class F shares automatically will convert to Class A shares and Class B shares, respectively, and be registered in the beneficiary's name. If the beneficiary dies during the term of the trust, the shares automatically pass to the beneficiary's executors or administrators to be disposed of as part of the beneficiary's estate.

2. The following paragraph is added at the end of the description of Class E shares under the subcaption CLASSES OF TRUST SHARES:

If, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name.

3. The following paragraph is added at the end of the description of Class F shares under the subcaption CLASSES OF TRUST SHARES:

If, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name.

705-36/345I-1201                                               December 14, 2001